UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 2, 2006 (June 1, 2006)

SOURCECORP, INCORPORATED

(Exact name of registrant as specified in its charter)

Delaware	0-27444	75-2560895
(State or other	(Commission	(IRS Employer
jurisdiction of	File Number)	Identification No.)
incorporation)

3232 MCKINNEY AVENUE,
SUITE 1000
DALLAS, TEXAS 75204
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code:  (214) 740-6500

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01               Other Events

SOURCECORP, Incorporated (the “Company”) issued a press release on June 1, 2006 announcing that the stockholders of the Company voted to adopt the Agreement and Plan of Merger, dated as of March 7, 2006 and as amended on May 3, 2006, among the Company, CorpSource Holdings, LLC and CorpSource MergerSub, Inc., at a special meeting of stockholders held on June 1, 2006.

A copy of the press release issued by the Company on June 1, 2006 is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01               Financial Statements and Exhibits

(d)           Exhibits.

The following exhibits are being filed herewith:

Exhibit No.	Exhibit
99.1	Press Release, dated June 1, 2006

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  June 2, 2006

SOURCECORP, Incorporated

By:	/s/ Ed H. Bowman, Jr.
Name:	Ed H. Bowman, Jr.
Title:	President and CEO

EXHIBIT INDEX

Exhibit No.	Exhibit
99.1	Press Release, dated June 1, 2006